Blue Ridge Bankshares, Inc. Investor Presentation February 2022 Exhibit 99.1

Forward-Looking Statements This presentation of Blue Ridge Bankshares, Inc. (the “Company”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on its expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements.   The following factors, among others, could cause the Company’s financial performance to differ materially from that expressed in such forward-looking statements: (i) the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; (ii) geopolitical conditions, including acts or threats of terrorism, or actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; (iii) the effects of the COVID-19 pandemic, including the adverse impact on the Company’s business and operations and on the Company’s customers which may result, among other things, in increased delinquencies, defaults, foreclosures and losses on loans; (iv) the occurrence of significant natural disasters, including severe weather conditions, floods, health related issues, and other catastrophic events; (v) the Company’s management of risks inherent in its real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of the Company’s collateral and its ability to sell collateral upon any foreclosure; (vi) changes in consumer spending and savings habits; (vii) technological and social media changes; (viii) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rate, market and monetary fluctuations; (ix) changing bank regulatory conditions, policies or programs, whether arising as new legislation or regulatory initiatives, that could lead to restrictions on activities of banks generally, or the Company’s subsidiary bank in particular, more restrictive regulatory capital requirements, increased costs, including deposit insurance premiums, regulation or prohibition of certain income producing activities or changes in the secondary market for loans and other products; (x) the impact of supervisory or other actions at bank regulatory bodies or changes in financial services policies, laws and regulations, including laws, regulations and policies concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; (xi) the impact of changes in laws, regulations and policies affecting the real estate industry; (xii) the effect of changes in accounting policies and practices, as may be adopted from time to time by bank regulatory agencies, the Securities and Exchange Commission (the “SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setting bodies; (xiii) the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; (xiv) the willingness of users to substitute competitors’ products and services for the Company’s products and services; (xv) deposit attrition, operating costs, customer losses and other disruptions to the Company’s businesses as a result of the termination of the merger agreement with FVCBankcorp, Inc. (“FVCB”); (xvi) the outcome of any legal proceedings that may be instituted against the Company; (xvii) reputational risk and potential adverse reactions of the Company’s customers, suppliers, employees or other business partners, including those resulting from the termination of the merger agreement with FVCB; (xviii) the effects of acquisitions the Company may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such transactions; (xix) changes in the level of the Company’s nonperforming assets and charge-offs; (xx) the Company’s involvement, from time to time, in legal proceedings and examination and remedial actions by regulators; (xxi) potential exposure to fraud, negligence, computer theft and cyber-crime; (xxii) the Company’s ability to pay dividends; (xxiii) the Company’s involvement as a participating lender in the PPP as administered through the U.S. Small Business Administration; and (xxiv) other risks and factors identified in the “Risk Factors” sections and elsewhere in documents the Company files from time to time with the SEC.   The Company undertakes no obligation to publicly update or revise any forward-looking statements or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed might not occur, and you should not put undue reliance on any forward-looking statements.   Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP financial measures in its analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of the amortization of intangibles and include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or transactions that are infrequent in nature. Management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Disclosure

Investment Highlights Sources: SNL Financial and Company financials. Unique Community Banking Model Capacity to Grow Franchise Fintech Proven Performance Favorable Market Trends Fintech partnerships build out banking as a service (BaaS) platform Actively engaged with 10 Fintech partners to capitalize on industry disruption Offers more technology sophistication and product breadth Extends market outside branch footprint Contributes both loan and deposit growth Adds both interest income and fee income Currently building infrastructure to support growth Reputation continues to draw interest from strategic partners Significant revenue diversity for a community bank our size 2021 merger with Bay Banks of Virginia, Inc. added $1.0b of loans and $1.0b of deposits; expanded footprint east to Richmond and Virginia Beach Offer retail and wholesale mortgage, wealth and trust management, insurance, and payroll and benefit services Multiple customer touch points driving stickiness Strong fundamentals to support growth Passionate, talented, and diverse associates Recent merger strengthened talent base Ample expansion opportunities in target markets throughout Virginia and North Carolina From 2017 to 2021, assets have grown from $424 million to $2.67b Over the same period, added $1.5b in loans and $1.9b in deposits Funded over 20,000 Paycheck Protection Program loans supporting small businesses Benefit from population and business growth in strong Virginia and North Carolina markets Commercial banking efforts focus on the #1 and #2 states in CNBC’s 2021 America’s Top States for Business Named “Best Small Bank in Virginia” by Newsweek’s ranking of America’s Best Banks 2022

Corporate Profile Locations Map(2) #4 community bank by market share in Virginia 26 Virginia branches; 1 in North Carolina 18 mortgage offices in NC, VA, MD, SC $2.30 billion $2.67 billion Holding Company: Charlottesville, VA Bank: Richmond, VA 537 FTEs $1.81 billion Chartered in 1893 as the Page Valley Bank of Virginia History Footprint Deposits Market Share(1) Assets Headquarters Employees Gross Loans Virginia & Maryland 26 bank branches 11 mortgage offices North Carolina 1 bank branch 5 mortgage offices Bank Branch Mortgage Office / LPO(2) (1) Deposit market share excludes banks with more than $10 billion in total assets as of June 30, 2021. // (2) Includes LPO offices in Norfolk and Winchester, VA. Source: S&P Global Market Intelligence and Company financials as of December 31, 2021; FDIC Market Share Report as of June 30, 2021. Not pictured – Mortgage offices in Hilton Head and West Columbia, South Carolina.

Financial Highlights (1) Annualized // (2) Common share data as of and for the periods stated are reflective of the 3-for-2 stock split effective April 30, 2021. Note: See Appendix for reconciliation of Non-GAAP disclosures. Source: Company financials.

Financial Highlights (1) Annualized // (2) Common share data as of and for the periods stated are reflective of the 3-for-2 stock split effective April 30, 2021. Note: See Appendix for reconciliation of Non-GAAP disclosures. Source: Company financials.

Brian K. Plum Chief Executive Officer Judy C. Gavant, CPA Chief Financial Officer Management Team Chief Executive Officer of Blue Ridge Bankshares, Inc. since December 2014 Previously served as CFO and Chief Administrative Officer of Blue Ridge Bankshares, Inc. from 2007-2014 Holds a BS in Accounting and Economics from Eastern Mennonite University, a MS in Accounting from James Madison University, and a MBA from the Darden School of Business at the University of Virginia More than 16 years experience in the commercial banking industry, and 20 years working with mortgage banking Chief Financial Officer Previously served as CFO of Bay Banks of Virginia, Inc. from 2018 to January 2021 Served as Chief Accounting Officer of Xenith Bankshares, Inc. from 2010 - 2018 Holds a BS in Accounting from Louisiana State University and a MS in Taxation from Virginia Commonwealth University More than 36 years experience in accounting, taxation, finance, and M&A Chief Lending Officer Previously served as Chief Lending Officer of Virginia Commonwealth Bank since April 2017 and various lending roles with legacy Virginia Commonwealth Bank since 2011 Holds a BA in English from Virginia Military Institute and a MBA from University of Richmond More than 19 years of banking experience C. Rodes “Dusty” Boyd Jr. Chief Lending Officer

Chief Operating Officer Previously served as Chief Administrative Officer at Virginia Commonwealth Bank from 2018 to January 2021 Served as Chief Information Officer of Xenith Bankshares, Inc. from 2008 - 2017 Holds a BS in Information Systems Management from the University of San Francisco More than 36 years experience in the financial services industry Management Team James “Jim” McCarty Chief Administrative Officer LaNell DeLoach Chief Credit Officer Chief Administrative Officer since January 2020 Previously served as Chief Financial Officer and Chief Administrative Officer at Bank of Clarke County/Eagle Financial Services, Inc. Holds a BS in Accounting from Virginia Tech and a MBA from Shenandoah University More than 30 years experience in the banking industry Chief Credit Officer Previously served as Executive Vice President of Credit of Blue Ridge Bank, N.A. since October 2019 Holds a BA in Economics from Salem College Graduate of the ABA Stonier Graduate School of Banking and Wharton Leadership Program More than 21 years of banking experience in credit risk management William “Bill” Callaghan Chief Operating Officer

BRBS Mission Statement and Core Values 129 Years of Customer Service Mission Statement Our mission is to create financial value and opportunity for our shareholders, customers, employees, and communities by providing evolving, flexible, and customized solutions for the needs of our clients ….and to have fun while doing it. Act with integrity Value those around you Serve others Commit to success Create solutions Celebrate achievement Enjoy every day Core Values

Markets of Operation – Virginia & Maryland

BLUE RIDGE BANK

Northern VA / Southern MD

- Area contains the largest MSA by population in the Southeastern U.S. and sixth largest in the U.S. (3)
- The region is one of the wealthiest in the Southeast with a median household income which is nearly double the national average (3)
- Economic prospects remain robust with a growing employment market due to it being a strong base for professional & business services as well as government employment (5)

Southeastern VA

- The region is home to the East Coast's 3rd largest port in terms of container volume with approximately 2.9 million TEUs imported during 2019 (2)
- The area's economy is heavily influenced by the advanced manufacturing industry and the largest active-duty military population in the United States(2)
- The region has above average incomes, median household income of ~$70K vs. national median household income of ~$56K (3)

North Central VA

- The region maintains a well-educated workforce and is home to top U.S. universities, including the University of Virginia and James Madison University
- Charlottesville and Harrisonburg MSAs are expected to exceed U.S. population growth between 2022 – 2027 and household income is projected to grow over 2% annually (3)
- The region maintains a diverse economy in key industries including financial services, biomedical and biotechnology, information technology, and manufacturing (1)

Central VA

- The region encompasses the state capital and is home to top U.S. universities including Virginia Commonwealth University
- Richmond MSA is expected to more than double U.S. population growth between 2022 – 2027 (3)
- The region maintains a stable and diverse economy in an array of key industries and houses 7 Fortune 500 company headquarters (1)



Bank Branch
Mortgage Office / LPO(4)
Baltimore
Dover
Delaware
Washington
Maryland
Blue Ridge Mountains
Piedmont
Coastal Plain
George Washington National Forest
Richmond
Lynchburg
Chesapeake Bay
Norfolk
Virginia Beach

(1) Source: Virginia Economic Development Partnership
(2) Source: Virginia Beach Department of Economic Development
Map Source: S&P Global Market Intelligence
(3) Source: S&P Global Market Intelligence
(4) Includes LPO offices in Norfolk and Winchester, VA.
(5) Source: Bureau of Labor Statistics

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Greensboro MSA is home to assorted industries with high concentration in the financial services, information, manufacturing, and wholesale trading (1) The region provides a high quality of life and robust economy, enticing people from around the U.S. and students from nearby high caliber universities such as Duke, UNC, and Wake Forest to settle within the area Markets of Operation – North Carolina Wilmington MSA projected 5-year population growth of 4.3% is more than double the national average (2) (1) Source: Greensboro North Carolina Government (2) Source: S&P Global Market Intelligence Map Source: S&P Global Market Intelligence North Central NC South Central NC Bank Branch Mortgage Office

Significant Balance Sheet Growth ($ in millions) Source: SNL Financial; Company financials.

Loans Held for Investment Portfolio Source: SNL Financial; Company financials.

Deposit Portfolio (1) Source: SNL Financial; Company financials. Cost of deposits was 0.29% for the fourth quarter of 2021, a decline of 0.27% from 0.56% for fourth the quarter of 2020 Continued focus on noninterest DDA, a significant driver of commercial bank incentives

Robust and Consistent Profitability (1) Adjusted amounts are Non-GAAP measures and exclude merger costs; see Appendix for reconciliation of Non-GAAP disclosures. Source: Company financials. Return on Average Assets (%) Return on Average Equity (%) Net Income to Shareholders (000s) As Reported Adjusted(1) As Reported As Reported Adjusted(1) Adjusted(1)

Asset Quality and Credit Culture (1) Annualized. // (2) Ratios exclude remaining discounts related to acquisitions. Source: Company financials. Bank-level data. Commentary Net Charge-offs/Average Loans (1) Nonperforming Assets/Assets (%) ALL/HFI Loans, excluding PPP Loans (2) Limited historical net charge-offs as Net Charge-offs/Average Loans below 0.25% over the past five quarters and 0.52% over the past 10 years Allowance for Loan Losses (ALL)/Held for Investment (HFI) Loans excludes purchase accounting adjustments (discounts) on acquired loans of $16.2 million as of December 31, 2021

Per Share Growth (1) Non-GAAP measures; see Appendix for reconciliation of Non-GAAP disclosures. // (2) All periods presented are reflective of the 3-for-2 stock split effective April 30, 2021. Source: Company financials. Book Value Per Share (1,2) Earnings Per Share (2) Tangible Book Value(1) Book Value

Robust Fee Platform

BLUE RIDGE BANK

Strategy

- Focus on business lines that supplement and support the core commercial banking model:
  - **Mortgage**: Countercyclical fee source consisting of both retail and wholesale originations. Added wholesale with LenderSelect Mortgage Group acquisition in January 2020.
  - **Government-guaranteed loan sales**: Began adding team in Q3 2020 to grow SBA, USDA, and FSA lending programs.
  - **Wealth Management and Trust**: BRB Financial Group provides management services for personal and corporate trusts, including estate planning, estate settlement and administration, and investment and wealth management.
  - **Other Noninterest Income Sources**:
    (1) MoneyWise Payroll (80% ownership)
    (2) Card platform enables clients to provide card services
    (3) Hammond Insurance (35% ownership)
    (4) BluePoint Benefits provides employee benefit programs to individuals and businesses.
  - **Fintech**: Fintech partnerships generate interest income, interchange, and other transaction fees.

2021 Noninterest Income Breakdown (1)


Wealth & trust management 5%
Gain on GGL loans 4%
Service charges on deposit accounts 3%
Payroll processing 2%
Bank and purchase card, net 3%
Other 9%
Mortgage servicing rights 17%
Mortgage banking income, net 57%

(1) Excludes gain on sale of Paycheck Protection Program loans, gain on termination of interest rate swaps, and fair value adjustments of other investments.
Source: Company data.

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Fintech Partnership Overview Source: Company data. Lending Platform Neobank Technology Platform

Fintech Loans & Deposits Source: Company data. Fintech Related Deposits Fintech Related Loans

Leverage Fintech relationships and learnings to develop and grow BaaS Looking Forward Leverage footprint and scale to grow quality relationships Drive cross-selling opportunities across multiple business lines Grow government guaranteed lending business Adjust to potential contraction in mortgage lending activity Continue to integrate Fintech partnerships

Appendix Appendix Reconciliation of Non-GAAP Disclosures

Appendix: Reconciliation of Non-GAAP Disclosures (1) Shares outstanding as of and for the periods stated are reflective of the previously announced 3-for-2 stock split effective April 30, 2021. // (2) Excludes mortgage servicing rights. // (3) Excludes mortgage servicing rights. // (4) Assumes an income tax rate of 21% and full deductibility Source: Company data.

Appendix: Reconciliation of Non-GAAP Disclosures (1) Shares outstanding as of and for the periods stated are reflective of the previously announced 3-for-2 stock split effective April 30, 2021. // (2) Excludes mortgage servicing rights. // (3) Excludes mortgage servicing rights. // (4) Assumes an income tax rate of 21% and full deductibility Source: Company data.

Contact Information Brian Plum Chief Executive Officer (540) 843-5207 Brian.Plum@mybrb.bank Judy Gavant Chief Financial Officer (804) 518-2606 Judy.Gavant@mybrb.bank www.mybrb.com